Exhibit 10.5
FIRST AMENDMENT
          FIRST AMENDMENT, dated as of October 26, 2006 (this “Amendment”), to the Revolving Credit and Security Agreement dated September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a limited liability company organized under the laws of the State of Delaware (“Parent”), the Borrowers listed on Annex A thereto, the financial institutions which are now or which hereafter become a party thereto (collectively, the “Lenders” and individually a “Lender”), JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., THE CIT GROUP/BUSINESS CREDIT, INC., LASALLE BUSINESS CREDIT LLC AND WELLS FARGO FOOTHILL, LLC, as co-documentation agents, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
          WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as more fully set forth herein; and
          WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.
          NOW, THEREFORE, the parties hereto hereby agree to amend the Credit Agreement as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          SECTION 2. Amendments to Section 1.2. (a) Section 1.2 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:
“Canyon Acquisition” shall mean the acquisition of the capital stock of CSOC Inc. and fifty percent (50%) of the membership interests of Canyon State Oil Company of Colorado, LLC by Global Petroleum, Inc. pursuant to the terms of the Canyon Acquisition Agreement.
“Pecos Acquisition” shall mean the acquisition of the capital stock of Pecos, Inc. by Global Petroleum, Inc. pursuant to the terms of the Pecos Acquisition Agreement.
          (b) Section 1.2 of the Credit Agreement is hereby further amended by (i) deleting the words “or if less, the number of full months quarters completed since the Closing Date” from the definition of “Fixed Charge Coverage Ratio” and (ii) inserting in lieu thereof the words “or,

(i) in the case of the fiscal quarter ended December 31, 2006, for a period of such fiscal quarter, (ii) in the case of the fiscal quarter ended March 31, 2007, for a period of two consecutive fiscal quarters, and, (iii) in the case of the fiscal quarter ended June 30, 2007, for a period of three consecutive fiscal quarters”.
          SECTION 3. Amendments to Section 6.5. Section 6.5 of the Credit Agreement is hereby amended by (i) inserting the words “(commencing on December 31, 2006)” after the words “each quarter” in the second line of said Section and (ii) adding the following proviso to the end of said Section:
provided that EBITDA shall be calculated for purposes of the Leverage Ratio (a) for each fiscal quarter in such period ended on or prior to September 30, 2006 after giving pro forma effect to the Canyon Acquisition and the Pecos Acquisition as though they had occurred on the first day of such period and (b) for each fiscal quarter in any such period ended after September 30, 2006 after giving pro forma effect to any material acquisition as though it had occurred on the first day of such period.
          SECTION 4. Amendments to Section 9.7. Section 9.7 of the Credit Agreement is hereby amended by (i) deleting the number “120” in the third line of said Section and (ii) inserting in lieu thereof the number “130”.
          SECTION 5. Amendments to Section 9.8. Section 9.8 of the Credit Agreement is hereby amended by inserting the words “(except in the case of the fiscal quarter of the Borrowers ended September 30, 2006, on an unconsolidated basis)” after the words “on a consolidated basis” in the second line and the fourth line of said Section.
          SECTION 6. Amendments to Section 9.9. Section 9.9 of the Credit Agreement is hereby amended by inserting the words “(except in the case of the fiscal months of the Borrowers ended October 31, 2006 and November 30, 2006, on an unconsolidated basis)” after the words “on a consolidated basis” in the third line and the fourth line of said Section.
          SECTION 7. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Effective Date”) on which the last of the following conditions precedent becomes satisfied:
          (a) the Borrowers and the Agent shall have each executed and delivered this Amendment and
          (b) the Agent shall have received executed letters with respect to this Amendment substantially in the form attached hereto as Exhibit A (a “Lender Consent Letter”) from Lenders constituting the Required Lenders.
The Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
          SECTION 8. Representations and Warranties.

          (a) In order to induce the Agent and the Lenders to enter into this Amendment, each of Parent and each Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (i) the representations and warranties of each of Parent and each Borrower made in the Credit Agreement are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (ii) no Default has occurred and is continuing; provided that all references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
          (b) Each of Parent and each Borrower hereby represents and warrants that: as of the date hereof it has all necessary corporate power and authority to execute and deliver the Amendment; the execution and delivery by each of Parent and each Borrower of the Amendment have been duly authorized by all necessary corporate action on its part; and the Amendment has been duly executed and delivered by each of Parent and each Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
          SECTION 9. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of each of Parent and each Borrower that would require an amendment, waiver or consent of the Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended by this Amendment, are and shall remain in full force and effect in accordance with its terms. All references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
          SECTION 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          SECTION 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SPI PETROLEUM LLC

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

GLOBAL PETROLEUM, INC.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

SIMONS PETROLEUM, INC.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

SPI ACQUISITION LLC

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

ETI ACQUISITION LLC

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

HARTNEY FUEL OIL CO.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

HARTNEY BROTHERS, INC.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

PETROLEUM SUPPLY COMPANY, INC.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

CANYON STATE OIL COMPANY, INC.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

PECOS, INC.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

6

GENERAL PETROLEUM CORPORATION

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

RAINIER PETROLEUM CORPORATION

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

SEDRO-WOOLLEY HOLDINGS CORPORATION

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

G.P. ATLANTIC, INC.

By:	/s/ George Fastuca

Name:	George Fastuca

Title:	Treasurer

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Terrance O. McKinney
Name: Terrance O. McKinney
Title: Vice President

EXHIBIT A
LENDER CONSENT LETTER
GLOBAL PETROLEUM, INC. CREDIT AGREEMENT
DATED AS OF SEPTEMBER 18, 2006

To:	PNC Bank, National Association, as Agent under the Credit Agreement referred to below
Ladies and Gentlemen:
          Reference is made to the Revolving Credit and Security Agreement dated September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a limited liability company organized under the laws of the State of Delaware (“Parent”), the Borrowers listed on Annex A thereto, the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”), JPMORGAN CHASE BANK, N.A., BANK OF AMERICA, N.A., THE CIT GROUP/BUSINESS CREDIT, INC., LASALLE BUSINESS CREDIT LLC AND WELLS FARGO FOOTHILL, LLC, as co-documentation agents, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).
          The Borrowers have requested certain amendments to the Credit Agreement on the terms and conditions described in the Amendment to the Credit Agreement to which this Lender Consent Letter is attached as Exhibit A (the “Amendment”).
          The undersigned Lender hereby consents to the Amendment, and hereby consents to the Agent entering into the Amendment pursuant to Section 16.2 of the Credit Agreement.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title
Dated as of October ___, 2006